Exhibit 99.2

4Q16 Earnings Presentation February 23, 2017 Presented by: Anthony G. Petrello Chairman, President, & Chief Executive Officer William J. Restrepo Chief Financial Officer

2 We often discuss expectations regarding our markets, demand for our products and services, and our future performance in our annual and quarterly reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors must recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: fluctuations and volatility in worldwide prices of and demand for natural gas and oil; fluctuations in levels of natural gas and oil exploration and development activities; fluctuations in the demand for our services; competitive and technological changes and other developments in the oil and gas and oilfield services industries; our ability to complete and realize the expected benefits of strategic transactions, including our recently announced joint venture in Saudi Arabia; the existence of operating risks inherent in the oil and gas and oilfield services industries; the possibility of changes in tax and other laws and regulations; the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business; and general economic conditions, including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive, but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports of Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. Forward-Looking Statements

3 Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, adjusted operating income (loss) and net debt. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes and net debt to total debt, which are their nearest comparable GAAP financial measures, is provided in the Appendix at the end of this presentation.

4 Recent Company Highlights Signing of Saudi Arabia Joint Venture agreement with Saudi Aramco took place on October 31, 2016 Deployment of 20 rigs in 4Q16 in the Lower 48 (including two new M800’s), finishing the quarter at 75 rigs on revenue Non-binding MOU signed with Weatherford on February 1, 2017 to form an alliance focused on delivering enhanced drilling solutions to the oil and gas land market in the lower 48 states of the United States. Offering of $600m 5.5% senior unsecured debt due 2023 closed December 2016 Offering of $575m 0.75% senior unsecured convertible notes due 2024 closed January 2017

5 Financial Overview

6 Financial Summary Diluted Earnings (Losses) Per Share from continuing operations Includes net after-tax charges of 35¢ per share related to the impairment of certain assets Includes impairments of $1.12 per share related to our holdings in C&J Energy Services, Ltd. Includes impairments of $0.39 per share related to our holdings in C&J Energy Services, Ltd. and other assets Includes impairments of $0.87 per share related to the impairment of certain assets and other charges ($000 except EPS) 4Q15 1Q16 2Q16 3Q16 4Q16 Operating Revenues $738,872 $597,571 $571,591 $519,729 $538,948 Adjusted EBITDA 223,332 162,052 165,508 148,739 146,021 Adjusted Income (7,805) (53,766) (53,405) (71,974) (70,166) GAAP Diluted EPS(1) (0.57)(2) (1.41)(3) (0.65)(4) (0.35) (1.17)(5)

7 Debt and Liquidity As of December 31, 2016 1. Capitalization defined as Net Debt plus Shareholders’ Equity 2. Coverage defined as TTM Adjusted EBITDA / TTM Interest Expense 3. Leverage defined as Total Debt / TTM Adjusted EBITDA Note: Subtotals may not foot due to rounding *The figures presented on this slide do not include the $575m 0.75% Senior Unsecured Convertible Notes due 2024, which closed in January 2017. Liquidity (at December 31, 2016) Cash & Available Capacity: $2,545 High 4Q15 3Q16 4Q16 Change Change ($MM's) 3/31/2012 12/31/2015 9/30/2016 12/31/2016 4Q16 from 3Q16 4Q16 from 4Q15 Total Debt $4,750 $3,662 $3,476 $3,579 $103 ($83) Cash and ST Investments 494 275 201 295 95 21 Net Debt $4,256 $3,387 $3,275 $3,283 $8 ($104) Shareholder’s Equity 5,811 4,283 3,592 3,247 (345) (1,036) Net Debt to Capitalization(1) 42% 44% 48% 50% 3% 6% Coverage(2) 7.8x 6.2x 3.8x 3.4x (0.4x) (2.8x) Leverage(3) 2.5x 3.2x 5.0x 5.8x 0.8x 2.6x

8 Drilling and Rig Services

9 “THE” Nabors Pad Optimal Rig 1500HP 3rd Mud Pump 4th Engine X-Y Walking System 25,000ft Racking Capacity Side-SaddleTM Configuration 1 2 3 4 5 1 2 3 4 5 6 6

10 Introducing the SMARTRigTM Pad Optimal Capabilities RigtelligentTM - Integrated Operating System Smart applications: Rigwatch® ROCKit® REVit® Drillsmart® Recipe to DrillTM Superior Racking Capacity - 25,000ft NDS-ReadyTM 1 2 3 4 5 5 1 2 3 4 5

The iRig®

Ultimate Land Drilling Technology & Capabilities



	PAD-OPTIMAL RIGS	OTHER NBR RIGS
Rigs	PACE®-X800, PACE®-M800, PACE®-M1000, PACE®-X700	PACE®-M550, International Rigs

+

	RIGTELLIGENT™ INTEGRATED OPERATING SYSTEM
Software/ Services	RIGWATCH®, ROCKit®, REVit®, Drillsmart®, RECIPE TO DRILL™, NDS-Ready™

=

The SMARTRig™

+

Tech	The iRacker™ System, Full Automation and Closed Loop System

=

The iRig®

11

NABORS

Rig Fleet(1) 4Q16 Average Rigs Working Average Utilization U.S. Lower 48 AC > 1500HP 106 56 53% AC Others 74 6 8% SCR Rigs 23 3 12% U.S. Lower 48 Total 203 64 32% U.S. Offshore 17 4 22% Alaska 16 4 25% Canada 47 13 28% International 160 92 57% Subtotal 443 177 40% Pace®-X Construction 3 Pace®-M800 Construction(2) 2 Pace®-M1000 Construction 4 Total Fleet 452 12 4Q16 Rig Utilization & Availability As of 12/31/16 These two rigs were already completed in Q1/17, but were still under construction in 4Q/16 Note: Subtotals may not foot due to rounding

Walking Skidding Pad Not Pad Total Lower 48 Capable Capable Rigs Active Total Util. Active Total Util. Active Total Total Active Total Util. Active Total Util. AC 61 129 47% 5 22 23% 66 151 44% 6 29 21% 72* 180 40% PACE X 42 44 95% 0 0 0% 42 44 95% 0 0 0% 42 44 95% PACE M800 4 4 100% 0 0 0% 4 4 100% 0 0 0% 4 4 100% PACE B 7 28 25% 0 0 0% 7 28 25% 1 1 100% 8 29 28% PACE S 5 6 83% 2 4 50% 7 10 70% 1 1 100% 8 11 73% PACE F 0 4 0% 1 6 17% 1 10 10% 2 8 25% 3 18 17% PACE M550 2 31 6% 2 8 25% 4 39 10% 2 18 11% 6 57 11% Other AC Rigs 1 12 8% 0 4 0% 1 16 6% 0 1 0% 1 17 6% SCR 0 3 0% 3 5 60% 3 8 38% 0 15 0% 3 23 13% Total 61 132 46% 8 27 30% 69 159 43% 6 44 14% 75* 203 37% 13 Lower 48 Rig Utilization by Type As of December 31, 2016 * Including three (3) rigs stacked on rate

14 Nabors Working Rigs As of December 31, 2016 Total = 191(1) (1) Active Revenue Rigs on 12/31/2016 US 81 Colombia 7 Kazakhstan 3 Russia 1 Saudi Arabia 41 Venezuela 5 Ecuador 3 PNG 1 Argentina 19 Oman 4 Kuwait 2 Italy 1 Canada 18 Algeria 3 India 2

15 Saudi Arabia Joint Venture Expecting Robust Growth in Rigs and Well Count(1) (1) Saudi Aramco In-Kingdom Total Value Add presentation Future Drilling Well Count(1) “Our ability to increase supplies of natural gas to reduce the Kingdom’s reliance on liquid fuel for electricity generation and to power seawater desalination plants is vital for the country’s continued prosperity”. “To meet this challenge, we plan to nearly double our supply of gas over the coming decade to more than 20 billion standard cubic feet per day, taking clean gas to more than 70% of our utilities fuel mix” - Saudi Aramco Website Manifa Field - Saudi Arabia ~100% Increase *

16 Appendix

17 Rig Margins & Activity (1) Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period. 1Q16 2Q16 3Q16 4Q16 Drilling Margin(1) Avg. Rigs Working Margin(1) Avg. Rigs Working Margin(1) Avg. Rigs Working Margin(1) Avg. Rigs Working U.S. Drilling $10,043 64.9 $12,274 53.7 $8,480 57.3 $8,464 72.1 Canada 3,585 12.5 5,484 4.2 1,912 8.8 3,352 13.3 International 16,489 110.5 18,172 101.2 18,387 97.4 16,953 91.9

18 Reconciliation of Adjusted EBITDA to Income (Loss) from Cont. Operations Before Income Taxes Adjusted EBITDA is computed by subtracting the sum of direct costs, general and administrative expenses and research and engineering expenses from operating revenues. Adjusted operating income (loss) is computed similarly, but also subtracts depreciation and amortization expenses from operating revenues. Each of these non-GAAP measures has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of our operating segments and the consolidated Company based on several criteria, including adjusted EBITDA, adjusted operating income (loss), because it believes that these financial measures accurately reflect our ongoing profitability and performance. In addition, securities analysts and investors use these measures as some of the metrics on which they analyze the company’s performance. Other companies in our industry may compute these measures differently. A reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes which are their nearest comparable GAAP financial measures, is provided in the table below. Three Months Ended Year Ended December 31, September 30, December 31, (In Thousands) 2016 2015 2016 2016 2015 Adjusted EBITDA $146,021 $223,332 $148,739 $622,320 $1,127,420 Depreciation and Amortization (216,187) (231,137) (220,713) (871,631) (970,459) Adjusted Operating Income (loss) (70,166) (7,805) (71,974) (249,311) 156,961 Earnings (losses) from unconsolidated affiliates 4 (45,367) 2 (221,914) (75,081) Investment Income (loss) 260 180 310 1,183 2,308 Interest Expense (47,557) (46,410) (46,836) (185,360) (181,928) Other, net (275,270) (124,568) (10,392) (542,673) (329,795) Income (loss) from continuing operations before income taxes ($392,729) ($223,970) ($128,890) ($1,198,075) ($427,535)

19 Reconciliation of Net Debt to Total Debt Net debt is computed by subtracting the sum of cash and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of our operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures our liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in our industry may compute this measure differently. A reconciliation of net debt to total debt, which is its nearest comparable GAAP financial measure, is provided in the table below. (In Thousands) 2012 2013 2014 2015 2016 Long-Term Debt $4,355,181 $3,882,055 $4,331,840 $3,655,200 $3,578,335 Current Debt 364 10,185 6,190 6,508 297 Total Debt $4,355,545 $3,892,240 $4,338,030 $3,661,708 $3,578,632 Cash & Cash Equivalents $524,922 $389,915 $501,149 $254,530 $264,093 ST Investments 253,282 117,218 35,020 20,059 31,109 Net Debt $3,577,341 $3,385,107 $3,801,861 $3,387,119 $3,283,430